                                                                    EXHIBIT 10.4


         NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, (THE "ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.


                       7.0% CONVERTIBLE SUBORDINATED NOTE
                                  (the "NOTE")


__________, 1999                                                $_______________


         FOR VALUE RECEIVED, Venus Exploration, Inc., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of _____________or his successor or assigns (the "NOTE HOLDER") at _______________________________the principal amount of $___________, together with interest thereon calculated from the date hereof (the "ORIGINAL ISSUE DATE"), in accordance with the provisions of this Note.

         This Note is issued in conjunction with a Piggyback Registration Agreement dated as of _____________, 1999 among the Company and the Note Holder (the "PIGGYBACK REGISTRATION AGREEMENT"). Unless otherwise indicated herein, capitalized terms used in this Note have the same meanings as set forth in the Piggyback Registration Agreement.

         1. Payment of Interest.

            (a) Interest will accrue at the rate of seven percent (7.0%) per annum on the unpaid principal amount of this Note outstanding from time to time. Interest will accrue at a rate of ten percent (10%) per annum on any interest not paid on the date on which it is due and payable. Any accrued interest which for any reason has not theretofore been paid will be paid in full on the date on which the final principal payment under this Note is paid. Interest will accrue on any principal payment outstanding from time to time under this Note, until such time as payment thereof is actually delivered to the Note Holder. Interest shall be payable at the Company's option in the form of either (i) cash or (ii) common stock of the Company ("COMMON STOCK"). The number of shares to be issued for the applicable period will be the whole number resulting from the division of (i) the amount payable for that period to the Note Holder, by (ii) the applicable Current Market Value. No fractional shares will be issued, and with respect to any fraction of a share payable upon any dividend payment in kind, the Company shall pay to the Note Holder an amount in cash equal to such fraction multiplied by







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the same Current Market Value of a share used to determine the interest payment.
The "CURRENT MARKET PRICE" means, with respect to a security, the last price or closing price of such security on the principal securities exchange or trading market located in the United States where such security is listed or traded as reported by Bloomberg Financial Markets or, if Bloomberg Financial Markets ("BLOOMBERG") is not then reporting last or closing prices of such security, as reported by Nasdaq, or if neither Bloomberg nor Nasdaq is reporting such prices, as reported by a reporting service of national reputation comparable to Bloomberg selected by the Company and reasonably acceptable to the holder of the Note (an "ALTERNATIVE REPORTING SERVICE"), or if none of the foregoing apply, the last reported price of such security in the U.S. over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or an Alternative Reporting Service or, if no price is reported for such security by Bloomberg or an Alternative Reporting Service, the average of the prices of all market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Current Market Price cannot be calculated for such security on any of the foregoing bases, the Current Market Price of such security shall be the fair market value as reasonably determined by an investment banking firm selected by the Note Holder and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company. If any payment is due on a day on which banks in Texas are not open for banking business (a "BUSINESS DAY"), the Company shall be entitled to delay such payment until the next Business Day, but interest shall continue to accrue until the payment is in fact made. Each payment or prepayment hereunder must be paid at the office of Note Holder at the address set forth herein.

            (b) On March 31, 1999 and on each subsequent June 30, September 30, December 31 and March 31 (all of which dates, together with the dates specified in Part 2(a) hereof, are "PAYMENT DATES"), all interest which has accrued on the unpaid principal amount of this Note or on any past due interest on this Note will become due and payable.

            (c) The Company hereby acknowledges that this Note is issued in conjunction with a series of unsecured convertible subordinated notes of even date, aggregating a principal balance of $2,000,000, containing identical terms and conditions, executed by the Company with other persons as the holders and payees. Such other notes are referred to herein as the "OTHER NOTES" and the holders thereof as the "OTHER NOTE HOLDERS." It is the intention of the Company and the Note Holder that, except as otherwise expressly provided herein, this Note and each of the Other Notes be treated pari passu in all respects involving the payment of interest due under this Note and each of the Other Notes. Accordingly, all interest payments made on this Note or on any of the Other Notes will be paid pro rata based upon the outstanding principal amount of all such notes.

            (d) All agreements and transactions between the Company and the Note Holder, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, prepayment, demand for prepayment or otherwise, shall the amount contracted for, charged or received by





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the Note Holder from the Company for the use, forbearance or detention of the principal indebtedness or interest hereof, which remains unpaid from time to time, exceed the maximum amount permissible under applicable law, it particularly being the intention of the parties hereto to conform strictly to the applicable law of usury. Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the legal maximum, shall, in the event of acceleration of maturity, prepayment, demand for prepayment or otherwise, be automatically, as of the date of such acceleration, prepayment, demand or otherwise, applied to a reduction of the principal indebtedness hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such principal, such excess shall be refunded to the Company. To the extent not prohibited by law, determination of the legal maximum rate of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness, all interest at any time contracted for, charged or received from the Company in connection with the indebtedness, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

         2. Payment of Principal on Note.

            (a) The unpaid principal amount hereof shall be due and payable in one lump sum payment, together with any remaining accrued but unpaid interest, on the Maturity Date of this Note. The term "MATURITY DATE" shall be defined as ____________, 2004; provided, however, upon (i) the occurrence of an event described in Part 5(e); (ii) the acceleration of any Senior Indebtedness (as herein defined); (iii) any action by the Company causing it to cease to be subject to the reporting requirements of Sections 12 or 15(d) of the Securities Exchange Act of 1934; or (iv) incurring any Senior Indebtedness except in conformity with the requirements of Part 10, the Note Holder, in any such event, may by written notice to the Company, declare that the Maturity Date shall be the date of the consummation or closing or occurrence of such transaction or event; provided, further, an Other Note Holder who does not so declare, shall be deemed solely with respect to such accelerated Maturity Date to have waived the rights and benefits provided in Parts 1(c) and 2(c).

                  (b) It is the intention of the Company and the Note Holder that, except as otherwise expressly provided herein, this Note and each of the Other Notes be treated pari passu in all respects involving the payment of principal due under this Note and each of the Other Notes. Accordingly, all principal payments made on this Note or on any of the Other Notes will be paid pro rata based upon the outstanding principal amount of all such notes.

         3. Security and Subordination.

            (a) This Note shall be unsecured.

            (b) The Company irrevocably covenants and agrees, and the Note Holder, by his, her or its acceptance thereof, likewise irrevocably







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covenants and agrees, that the payment of the principal of and interest on this
Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment and/or cancellation (as shall be appropriate) in full of all Senior Indebtedness (as hereinafter defined). The provisions of this Part Three are made for the benefit of the holders of Senior Indebtedness, and such holders shall, at any time, be entitled to enforce such provisions against the Company or Note Holder. No holder of any Senior Indebtedness shall be deemed to owe any fiduciary duty or any other obligation to any holder of this Note now or at any time hereafter.

            (c) No payment on account of principal, premium, if any, or interest on this Note shall be made if, at the time of such payment or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal, premium, if any, or interest with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, or interest) with respect to any Senior Indebtedness or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist within the terms of any such Senior Indebtedness. Notwithstanding the immediately preceding sentence, at such time as any event of default therein described shall have been cured or waived, all payments due under this Note that were held in abeyance by reason of such sentence shall be paid within five business days thereafter, and all future payments called for under other applicable provisions of this Note shall be payable in accordance with their terms.

            (d)(i) In the event of:

                   (a) any acceleration of the payment amount due on this Note;

                   (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities of the Company upon any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relative to the Company or its creditors or its property;

                   (c) any proceeding for voluntary liquidation, dissolution or other winding up of the Company whether or not involving insolvency or bankruptcy proceedings; or

                   (d) any assignment for the benefit of creditors or any marshaling of the assets of the Company, then and in any such event,

                       (A) all Senior Indebtedness (including interest accruing on such Senior Indebtedness after the date of filing a petition or other





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action commencing any such proceeding) shall first be paid in full, or have provision made for payment and/or cancellation (as shall be appropriate) in full to the reasonable satisfaction of the holder of any Senior Indebtedness, before the holder of this Note is entitled to receive any payment on account of the principal of or premium, if any, or interest on the indebtedness evidenced by this Note, and

                       (B) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, provided the rights of the holders of Senior Indebtedness are not altered by such reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Article Three with respect to this Note, to the payment of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of Senior Indebtedness at the time outstanding), to which the holder of this Note would be entitled except for the provisions of this Part 3, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of and premium, if any, and interest on, the Senior Indebtedness held or represented by each, to the extent necessary to make payment of and/or to cancel (as may be appropriate) in full all Senior Indebtedness remaining unpaid and/or outstanding (as the case may be), after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

                   (ii) No payments on account of principal of or interest on this Note shall be made unless full payment of amounts then due for principal of (including any sinking fund payment), premium, if any, and interest on all Senior Indebtedness has been made and/or canceled (as may be appropriate) or otherwise duly provided for to the reasonable satisfaction of each holder of any Senior Indebtedness.

                   (iii) In the event and during the continuation of any default or event of default in respect of any Senior Indebtedness or under any agreement under which any Senior Indebtedness was issued continuing beyond the period of grace, if any, specified in such agreement, then, unless








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and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company and no application of funds shall be made with respect to the principal of or interest on this Note.

                   (iv) In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, provided that the rights of the holders of Senior Indebtedness are not altered by such reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Part 3 with respect to this Note, to the payment of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of Senior Indebtedness at the time outstanding), shall be received by the Note Holder during the continuance of any event specified in this Part 3(c) prohibiting such payment and before all Senior Indebtedness is paid in full and/or canceled (as may be appropriate), or provision made for its payment to the reasonable satisfaction of each holder of any Senior Indebtedness, such payment or distribution (subject to Part 3(c) shall be immediately paid by the holder hereof over to the holders of Senior Indebtedness (or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued), upon their written request remaining unpaid or unprovided for as provided in the foregoing provisions of this Part 3(c), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

                   (v) Subject to the payment in full and/or cancellation (as may be appropriate) of all Senior Indebtedness and the irrevocable and complete termination of all commitments and obligations to issue or fund any Senior Indebtedness (and not before such time), the Note Holder shall be subrogated equally and ratably with the holders of all Pari Passu Debt to all rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on this Note shall be paid in full; and, for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of cash, property or securities distributable or paid over to the holders of Senior Indebtedness under the provisions hereof to which the Note Holder or a holder of Pari Passu Debt, or any trustee of Pari Passu Debt, would be entitled except for the provisions of this Part Three shall, as between the Company, its creditors other





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than the holders of Senior Indebtedness, and the Note Holder or a holder of Pari
Passu Debt, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Part Three are and are intended solely for the purpose of defining the relative rights of the Note Holder, the holders of Pari Passu Debt and the holders of the Senior Indebtedness.

                   (vi) Nothing contained in this Part 3 or elsewhere in this
Note is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness (and the persons and entities committed or obligated to issue or fund any Senior Indebtedness), and the Note Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Note Holder hereof the principal of and premium, if any, and interest hereon, as and when the same shall become due and payable in accordance with the terms hereof, or is intended to or shall affect the relative rights of the Note Holder hereof and other creditors of the Company other than the holders of the Senior Indebtedness (and the persons and entities committed or obligated to issue or fund any Senior Indebtedness), nor shall anything in this Note prevent the Note Holder from exercising all remedies otherwise permitted by applicable law upon the happening of any Event of Default under this Note, subject to the rights, if any, under this Part 3 of the holders of Senior Indebtedness (and the persons and entities committed or obligated to issue or fund any Senior Indebtedness) in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                   (vii) The Company shall give prompt written notice to the Note Holder of any event of default under any Senior Indebtedness or any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, assignment, marshaling of assets or similar proceedings of the Company within the meaning of this Part 3(c). Upon any payment or distribution of assets of the Company referred to in this Part 3, the Note Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of this Note for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Three. If the Note Holder Note determines, in its sole discretion, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant








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to this Part 3(c), such Note Holder may request such person to furnish evidence to the reasonable satisfaction of such Note Holder as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Part 3, and if such evidence is not furnished, such Note Holder may defer any payment to such person pending judicial determination as to the right of such person to receive such payment. Such Note Holder shall be entitled to rely on the delivery to it of a written notice by a person representing himself, herself or itself, to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. With respect to the holders of Senior Indebtedness, the Note Holder undertakes to perform or to observe only such of its covenants and obligations as are set forth in this Part 3, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Note against the Note Holder. The Note Holder shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and in the absence of receipt of written request as provided for herein shall not be liable to any such holder if it shall retain or pay over to any other person, money or assets to which any holder of Senior Indebtedness shall be entitled pursuant to this
Part 3 or otherwise.

                   (viii) Without notice to or the consent of the Note Holder, the holders of the Senior Indebtedness or the persons or entities committed or obligated to issue or fund any Senior Indebtedness may at any time and from time to time, without impairing or releasing the subordination herein made, change the manner, place or terms of payment, or change or extend the time of payment of or renew or alter the Senior Indebtedness or the commitment or obligation to issue or fund any Senior Indebtedness, or amend or supplement in any manner any instrument evidencing the Senior Indebtedness or the commitment or obligation to issue or fund any Senior Indebtedness, any agreement pursuant to which the Senior Indebtedness was issued or incurred or any instrument securing or relating to the Senior Indebtedness or the commitment or obligation to issue or fund any Senior Indebtedness; release any person liable in any manner for the payment or collection of the Senior Indebtedness; exercise or refrain from exercising any rights in respect of the Senior Indebtedness against the Company or any other person, apply any money or other property paid by any person or released in any manner to the Senior Indebtedness; accept or release any security for the Senior Indebtedness; sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; or exercise or refrain from exercising any rights against the Company or any other person; all without thereby impairing in any respect the rights of such holders of Senior Indebtedness as provided in this Part 3.







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                  (e) In the event that, notwithstanding the provisions of this
Part 3, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Note Holder, which payment or distribution the Note Holder is not entitled to receive pursuant to this Part 3, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any prior or concurrent payment on or distribution to or for the holder of such Senior Indebtedness.

                  (f) No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Note, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (g) Subject to the payment in full of all Senior Indebtedness after an event of default with respect to Senior Indebtedness, the Note Holder (together with the holders of any other indebtedness of the Company which is not subordinate in right of payment to this Note and by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distribution of assets of the Company made on the Senior Indebtedness until the principal, premium, if any, and interest on this Note shall be paid in full; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Note Holder would be entitled except for these provisions shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Note Holder, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that these provisions are intended solely for the purpose of defining the relative rights of the Note Holder, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                  (h) Nothing contained in these provisions is intended to or shall impair as between the Company, its creditors other than the holders of Senior Indebtedness, and the Note Holder, the obligation of the Company, which shall be absolute and unconditional, to pay to the Note Holder the principal, premium, if any, and interest on this Note, as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Note Holder and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Note Holder from exercising all








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remedies otherwise permitted by applicable law, upon default, subject to the rights, if any, under these provisions of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  (i) Nothing contained in this Part 3 or elsewhere in this Note, shall, however, affect the obligation of the Company to make, or prevent the Company from making, at any time, except as provided in this Part 3, payments of principal of or premium, if any, or interest on this Note.

                  (j) The Note Holder by his acceptance hereof irrevocably authorizes and directs the Company on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Part 3 and appoints the Company his attorney-in-fact for such purpose.

                  (k) Notwithstanding anything herein contained to the contrary, all the provisions of this Note shall, except as otherwise provided herein, be subject to the provisions of this Part 3, so far as the same may be applicable thereto.

                  (l) (i) The term "PARI PASSU DEBT" shall mean any indebtedness of the Company heretofore or hereafter created which, by the terms of the instrument by which such indebtedness is created or evidenced, ranks pari passu in right of payment with this Note and is entitled to like rights of subrogation.

                      (ii) The term "SENIOR INDEBTEDNESS" shall mean the following, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed, (a) the principal of, premium if any, and interest on (i) indebtedness of the Company for money borrowed (other than this Note, but including any indebtedness owed to the Senior Bank Lenders), (ii) indebtedness of the Company evidenced by bonds, notes, debentures or similar obligations (other than this Note and any other unsecured note issued in connection with the acquisition of substantially all of the assets or stock of an ongoing business by the Company to the sellers of such assets or stock),
(iii) capitalized lease obligations, (iv) indebtedness or obligations incurred, assumed or guaranteed by the Company in connection with the acquisition or improvement of any property or asset or the acquisition by it or by a Subsidiary or any business, (v) indebtedness of others of the kinds described in the clauses (i), (ii), (iii), and (iv) above, assumed or guaranteed by the Company or in effect guaranteed by the Company through an agreement to purchase or otherwise, (vi) obligations which would be classified as liabilities on the balance sheet of the Company in accordance with generally accepted accounting principles, evidencing the purchase price for the acquisition of assets of any kind, tangible or intangible, by the Company, except in the ordinary course of








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business; unless in each case referred to in clauses (i), (ii), (iii), (iv), (v)
and (vi) above, by the terms of the instrument creating or evidencing the indebtedness or obligation it is expressly provided that such indebtedness is Pari Passu Debt or Junior Indebtedness under this Note, (b) any other indebtedness, liability or obligation, contingent or otherwise other than that arising pursuant to this Note, of the Company (any such indebtedness, liability or obligation being hereinafter in this definition referred to as an "Obligation"), and any guaranty, endorsement or other contingent obligation in respect of any Obligation of another, which is created, assumed or incurred by the Company after the date of this Note and which, when created, assumed or incurred, is specifically designated by the Company as Senior Indebtedness for the purposes hereof in the instrument creating or evidencing the Company's liability with respect to the Obligations of another and (c) any increases, refundings, renewals, rearrangements or extensions of and amendments, modifications and supplements to any indebtedness, liability or obligation described in clauses (a) or (b) above.

                      (iii) The term "SENIOR BANK LENDERS" means any commercial lending institution or group of commercial lending institutions that are or become parties to the Company's principal working capital, acquisition financing or long-term debt credit facilities.

                      (iv) "JUNIOR INDEBTEDNESS" means any indebtedness expressly subordinated to this Note.

         4. Conversion.


            (a) The Note Holder shall have the right, at its option, at any time to convert the then outstanding principal amount of this Note or any portion thereof into shares of fully paid and nonassessable Common Stock ((calculated as to each conversion to the nearest 1/100th of a share) at the conversion price of $1.15 per share, subject to adjustment from time to time as provided in Part 5 of this Note (which price, as most recently so adjusted, is herein called the "CONVERSION PRICE"). The number of shares of Common Stock to be delivered by the Company pursuant to a conversion shall be determined by dividing the principal amount of the Note plus accrued but unpaid interest being converted by the Conversion Price in effect on the applicable conversion date.

            (b) Beginning on the date thirty-six (36) months from the Original Issue Date, the Company shall have the right, at its option, to convert the entire outstanding principal balance of the Note into fully paid and nonassessable shares of Common Stock at the Conversion Price then in effect if, and only if, the Current Market Price for the Common Stock is a per-share price (appropriately adjusted for subdivisions and combinations of shares of Common Stock as provided for in Parts 5(a) and (b) of this Note) equal to or greater than






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$3.60 per share at the close of twenty-five (25) out of the preceding thirty
(30) consecutive trading days. The Company shall exercise this option by providing written notice to the Note Holder within five (5) calendar days after the end of the thirty (30) day consecutive trading day period. Upon the exercise of such option by the Company, this Note shall be converted automatically without any further action on behalf of the Note Holder, whether or not this
Note is surrendered to the Company; provided, however, the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless this Note is surrendered to the Company as provided in Part 4(f).

                  (c) If at any time during the term of this Note, the Company issues a Preferred Term Security (as that term is defined in Part 4(d) below), the Company shall promptly notify the Note Holder thereof and the Note Holder shall have the right, at his option, exercisable within 10 days of notice of such issuance, to exchange this Note for a new note representing all unpaid principal and accrued but unpaid interest under this Note, but having such other terms and conditions as are at least as favorable to the Note Holder as those set forth in the Preferred Term Security.

                  (d) A "PREFERRED TERM SECURITY" shall be defined as a convertible subordinated note or other similar security bearing any of the following terms and conditions when compared with this Note: (i) a higher stated interest rate; (ii) a higher premium upon early redemption by the Company; (iii) a lower per-share conversion price; or (iv) a longer period before which the Company can cause a mandatory conversion.

                  (e) In order to convert this Note or any portion thereof, the Note Holder shall surrender this Note at the principal office of the Company accompanied by written notice to the Company at such office stating (i) in the case of conversion pursuant to Part 4(a) hereof, that the holder elects to convert this Note or, if less than the entire principal amount of this Note is to be converted, the portion thereof to be converted and (ii) the name or names (with address) in which the certificate or certificates for shares of Common Stock issuable on such conversion shall be issued. This Note shall be accompanied by proper assignment thereof to the Company or in blank for transfer if the Common Stock is to be issued in a name other than that on the face of this Note. In the event this Note is converted in part only, upon such conversion the Company shall execute and deliver to the Note Holder, at the expense of the Company, a new Note in principal amount equal to the unconverted portion of such Note.

                  (f) As promptly as practicable, and in any event within ten days, after the receipt of such notice and the surrender of this Note, the Company shall issue, at its expense, and shall deliver to the Note Holder, or on his written order, at the principal office of the Company (i) a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of this Note (or specified portion thereof), and (ii) cash in lieu of scrip as provided herein. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (the "CONVERSION DATE") on which the Company shall have received both such notice and the surrendered Note, in the case of conversion pursuant to Part 4(a) hereof, and at such time the rights of the Note Holder with respect to the portion of this

Note as shall have been converted shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                  (g) Upon conversion of this Note, all unpaid accrued interest to the Conversion Date shall be paid to the Note Holder with respect to the portion of the Note converted. No payment or adjustment shall be made by or on behalf of the Company on account of any dividends on the Common Stock issued upon such conversion which were declared for payment to holders of Common Stock of record as of a date prior to the Conversion Date.

                  (h) No fractional shares of Common Stock shall be issued upon any conversion of this Note. In lieu of any fraction of a share of Common Stock to which any Note Holder would otherwise be entitled upon conversion of this Note or any portion hereof, the Company shall pay a cash adjustment for such fraction in an amount equal to the same fraction of the Conversion Price per share of Common Stock at the close of business on the Conversion Date. Common Stock delivered to the Note Holder shall contain a restrictive legend under the Securities Act of 1933 ("SECURITIES ACT") unless at the time of issuance: (i) the sale or transfer of such Common Stock is covered by an effective Registration Statement and the Note Holder or other person holding or entitled to receive such Common Stock has represented to the Company, in the related Conversion Notice or otherwise in writing, that such Note Holder has resold or transferred such Common Stock in accordance with the terms of the Prospectus relating to such Registration Statement, (ii) such Common Stock can and has been sold pursuant to Rule 144 ("RULE 144") under the Securities Act, and a registered broker-dealer provides to the Company a customary broker's Rule 144 letter and such Note Holder delivers to the Company a customary seller's representation letter and a copy of any Form 144 that may have been required to be filed by such Note Holder pursuant to Rule 144, or (iii) such Common Stock is eligible for resale under Rule 144(k) or any successor rule or provision.

         5. Adjustments to Conversion Price.

            (a) If at any time or from time to time after the Original Issue Date, the Company shall effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect shall be proportionately decreased, and conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price then in effect shall be proportionately increased. Any adjustment under this Part 5(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (b) In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction, the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Part 5(b) as of the time of actual payment of such dividends or distributions.

            (c) In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Note Holder shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that it would have received had it converted this Note into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities, giving application to all adjustments called for during such period under this
Part 5.

            (d) If the Common Stock issuable upon the conversion of this Note shall be changed into the same or a different number of shares of any class or classes of stock, whether by reorganization, reclassification or otherwise (other than a subdivision, combination, stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Part 5), then and in each such event the Note Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which this Note might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

            (e) If at any time or from time to time there shall be a reorganization of the Company (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Part 5) or a merger or consolidation of the Company with or into another corporation or entity, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Note Holder shall thereafter be entitled to receive upon conversion of this Note, the number of shares of stock or other securities or property of the Company, or of the successor entity resulting from such merger of consolidation or sale, to which a holder of Common Stock issuable upon conversion would have been entitled on such reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Part 5 with respect to the rights of the Note Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Part 5 (including adjustment of the Conversion Price then in effect and the number of shares issuable upon conversion of this Note) shall be applicable after that event as nearly equivalent as may be practicable.

            (f) If at any time or from time to time after the Original Issue Date, the Company shall issue or sell any shares of Common Stock, securities convertible into Common Stock, or rights to acquire Common Stock (other than:
(i) as a dividend or other distribution as provided in Part 5(b); (ii) upon a subdivision or combination as provided in Part 5(a); (iii) pursuant to the Company's 1997 Incentive Plan providing for an aggregate maximum of 1,500,000 shares of Common Stock; or (iv) pursuant to warrants, rights or options to purchase Common Stock outstanding as of the Original Issue Date) for a consideration per share for such Common Stock less than the Conversion Price in effect immediately prior to such issue or sale, then upon such issue or sale the Conversion Price shall be reduced to a price equal to the consideration per share for which such shares of Common Stock or other securities or rights are sold, such price being determined in accordance with Part 5(g)(1), below, to the extent applicable. No adjustment of the Conversion Price, however, shall be made in an amount less than one cent per share, but any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to one cent per share or more.

            (g) For the purpose of making any adjustment in the Conversion Price pursuant to this Part 5:

                (1) In the event at any time after the Original Issue Date the Company shall grant any rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "CONVERTIBLE SECURITIES"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (X) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which relate to such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (Y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such rights and options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. Except as provided in Part 5(h) no further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                (2) In case at any time after the Original Issue Date the Company shall issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (X) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (Y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that no further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Conversion Price have been or are to be made pursuant to other provisions of this Part 5(g)(2), no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                (3) In case at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, after deduction therefrom of any finder's fees incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined by the board of directors of the Company, after deduction therefrom of any finder's fees incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value of the assets of such merged corporation as determined by the board of directors of the Company after deducting therefrom all cash and other consideration (if any) paid by the Company in connection with such merger.

                (4) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of Part 5(g).

            (h) If the purchase price provided for in any right or option referred to in Part 5(g)(1) or the rate at which any Convertible Securities referred to in Parts 5(g)(1) or (2) are convertible into or exchangeable for Common Stock, shall change or a different purchase price or rate shall become effective at any time or from time to time (other than under or by reason of provisions designed to protect against dilution), then, upon such change becoming effective, the Conversion Price then in effect shall be decreased, if applicable, to such Conversion Price as would have obtained had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of (A) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities and the total consideration received therefor, and (B) the granting or issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price. If the purchase price provided for in any such right or option, or the rate at which any such Convertible Securities are convertible into or exchangeable for Common Stock, shall change at any time under or by reason or provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Conversion Price then in effect hereunder shall forthwith be decreased, if applicable, to such Conversion Price as would have obtained had the adjustments made upon the issuance of such right or option or Convertible Security been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

            (i) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock or shares of its Common Stock then owned or held by or for the account of the Company, solely for the purpose of delivery upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be deliverable upon the conversion of this Note. All shares of Common Stock which shall be so deliverable shall be duly and validly issued and fully paid and nonassessable.

            (j) Before taking any action which would cause an adjustment reducing the

Conversion Price at any time in effect below the then par value of the shares of Common Stock issuable upon conversion of this Note, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such Conversion Price as so adjusted.

            (k) Whenever the Conversion Price is adjusted, as herein provided, the Company shall send to the Note Holder a certificate of the Chief Financial Officer of the Company setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall be presumptive or rebuttable evidence of the correctness of such adjustment only if such calculations are confirmed at the Company's expense by a firm of independent public accountants (who may be the accountants regularly employed by the Company).

            (l) In case: (i) the Company shall declare a dividend (or any other distribution) on its Common Stock, (ii) the Company shall authorize the granting to holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights, (iii) of any capital reorganization or reclassification of the capital stock of the Company or of any consolidation or merger of the Company with another corporation, or of the sale of all or substantially all of its assets to another entity which is to be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or other assets with respect to or in exchange for Common Stock, (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company shall promptly send to the holder or this Note at least 14 days prior to the applicable record date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend or distribution of rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record would be entitled to such dividend or distribution of rights, or (B) the date on which such capital reorganization, reclassification, consolidation, merger, sale dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up.

         6. Redemption by Company.

            (a) Beginning on the second anniversary of the Original Issue Date, the Company shall have the right, at its option, to redeem this Note for cash. The redemption price shall be the principal amount of this Note outstanding upon redemption, plus accrued but unpaid interest, plus a redemption premium calculated during the twenty-fifth month of the term hereof as an amount initially equal to eighteen percent (18%) per annum, compounded annually from the Original Issue Date to the date of redemption (such 18% or lesser percent to include, however, all accrued interest at the stated rate of 7% per annum to the date of redemption, whether or not paid); provided, however, such 18% initial amount shall be reduced by one percent (1%) per month commencing at the twenty-sixth month and continuing with a like reduction of one percent (1%) per month at the beginning of each successive month thereafter.

            (b) Redemption shall be effective under this Part 6 thirty (30) days following the date the Company provides written notice to the Note Holder of its election to redeem the Note; provided, however, the Note Holder shall be entitled to convert the Note in accordance with other applicable terms hereof at any time during such thirty (30) day period beginning upon the Note Holder's receipt of written notice of redemption from the Company, and any adjustments to the Conversion Price provided by Part 5 hereof shall be given effect, up to and including the date on which the Note Holder converts.

            (c) If the Company redeems this Note as herein provided, it shall also offer to redeem each of the Other Notes, except to the extent any of the Other Note Holders decline.

         7. Use of Proceeds. The Company hereby covenants that the proceeds of this Note will not be used for purposes other than general corporate purposes.

         8. Right of First Offer.

            (a) Except as authorized by Part 8(c) below, whenever the Note Holder desires to sell the Note, the Note Holder shall first give written notice (the "ROFO NOTICE") to the Company to such effect, specifying that the Note Holder wishes to sell the Note and the terms (including the consideration) upon which the Note Holder proposes to agree to sell the Note. Upon receipt of the ROFO Notice, the Company (pursuant to the vote of a majority of the disinterested members of the Board of Directors) shall have the first right and option to purchase the Note for cash at the price specified in the ROFO Notice, exercisable for 15 business days after receipt of the ROFO Notice. Failure of the Company to respond to the ROFO Notice within such 15-day period shall be deemed to constitute a notification to the Note Holder of the Company's decision not to exercise its right and option to purchase the Note under this Part 8(a). If the Company elects not to purchase the Note, the Note Holder may sell the Note within 90 days to any person on substantially the same terms and for the same or greater consideration as the Note Holder offered the Company in the ROFO Notice. The right of first offer provisions of this Part 8 do not apply to any shares of Common Stock issued upon conversion of the Note.

            (b) If the consideration for the sale of the Note includes non-cash consideration, the dollar value of such non-cash consideration shall be its Fair Market Value as determined by a majority of the disinterested members of the Board of Directors of the Company (the "FAIR MARKET VALUE"). For the purpose of determining the Fair Market Value, the Company and the Note Holder shall each select a qualified appraiser as soon as possible after the end of the 30-day period to appraise the Fair Market Value. Each of the two appraisers shall, as soon as reasonably possible thereafter select a third appraiser and the average of the two appraised values closest in value shall be the Fair Market Value. All costs of the appraisal shall be paid by the Company.

            (c) Notwithstanding the preceding provisions of this Part 8, the Note Holder may transfer the Note free of any restrictions and requirements of this Part 8 to his parents, spouse or children, or to a trust, partnership or other business entity for the exclusive benefit of the Note Holder or the Note Holder's parents, spouse or children; provided, however, that the provisions of this Part 8 shall remain in full effect in respect of any disposition by such successor Note Holder.

         9. Events of Default.

            For purposes of this Note, an Event of Default will be deemed to have occurred if:

            (a) the Company fails to pay when due the full amount of any principal or interest on the Note at maturity or by acceleration or otherwise and such failure continues for more than three business days;

            (b) the Company fails to perform or observe any other material covenant or agreement set forth herein;

            (c) the Company fails to make any payment when due on any other indebtedness or security or any event shall occur or any condition shall exist in respect of any such indebtedness or security, or under any agreement securing or relating to any such indebtedness or security, the affect of which is to cause any holder of such indebtedness or security or a trustee to cause the acceleration of any such indebtedness or security. As used herein, the term "SECURITY" as the meaning given such term under the Securities Act;

            (d) any representation or warranty contained in this Note, or any information contained in filings made as of the Original Issue Date by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, are false or misleading in any material respect on the date made or furnished;

            (e) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; or the Company petitions or applies to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced against the Company and either (X) the Company takes any action indicating its approval thereof, consent thereto, or acquiescence therein or (Y) such petition, application or proceeding is not dismissed within 45 days;

            (f) a judgment not covered by insurance, which, with other outstanding judgments undischarged against the Company, exceeds in the aggregate $25,000, is rendered against the Company and, within ten days after entry thereof, such judgment is not discharged or satisfied or execution thereof stayed pending appeal, or within ten days after the expiration of any such stay, such judgment is not discharged or satisfied; or

         If an Event of Default of the type described in Part 9(b) above has occurred and continues for a period of 15 days, or if any other Event of Default has occurred, the Note Holder may demand (by written notice delivered to the Company) immediate repayment of all or any portion of the principal amount hereof and payment of all accrued and unpaid interest hereon. If any Event of Default exists, the Note Holder will also have any other rights which such holder may have been afforded under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

         10. Indebtedness. The Company warrants and represents to the Note Holder that as of the Original Issue Date, the Company is not in default under any indebtedness, including without limitation any Senior Indebtedness. Without the prior written consent of the Note Holder, the Company agrees after the Original Issue Date and continuing until this Note is paid or converted in full not to incur any Senior Indebtedness other than indebtedness incurred from time to time under the Company's senior secured credit facility with Wells Fargo Bank (Texas), N.A. or any successor facility thereto; provided, however, any such successor facility shall not provide for maximum draws in excess of the maximum amount provided as of the Original Issue Date under the Wells Fargo Bank (Texas), N.A. facility.

         11. Note Holder's Representations and Warranties.

             (a) Investment Purpose. Note Holder is acquiring the Note to be issued and the Common Stock issuable to it hereunder (collectively, the "Securities") for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Act; provided, however, that by making the representations herein, such Note Holder does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Act.

             (b) Accredited Investor Status. Note Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act.

             (c) Reliance on Exemptions. Note Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Note Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Note Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Note Holder to acquire the Securities.

             (d) Information. Note Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Note Holder. Note Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Note Holder or its advisors, if any, or its representatives shall modify, amend or affect Note Holder's right to rely on the completeness and accuracy of the materials provided to Note Holder by or on behalf of the Company with respect to the transactions contemplated hereby or on the Company's representations and warranties contained in this Agreement. Note Holder understands that its investment in the Securities involves a high degree of risk. Note Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

             (e) No Governmental Review. Note Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

             (f) Transfer or Resale. Note Holder understands that, except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Note Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (C) Note Holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Act (or a successor rule thereto) ("RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Act) may require compliance with some other exemption under the Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, or (D) such transferee or assignee is an affiliate controlled by Note Holder.

             (g) Residency. Note Holder is a resident of Texas.

         12. Amendment. This Note may be amended by the Company only if the Company has obtained the written consent of the Note Holder.

         13. Cancellation. After all principal and accrued interest at any time owed on this

Note has been paid in full, this Note will be surrendered to the Company for cancellation and will not be reissued.

         14. Waiver of Notice, etc. The Company hereby waives presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance and enforcement of this Note, and assents to extension of the time of payment or forbearance or other indulgence without notice.

         15. Collection Costs. In addition to and not in limitation of the foregoing, the Company further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the Note Holder upon the collection of this Note and any amounts payable hereunder which are not paid when due.

         16. Governing Law; Venue. All questions concerning the construction, validity and interpretations of this Note will be governed by the internal laws, and not the law of conflicts, of the State of Texas. It is the intention of the parties that proper venue for any action, suite or proceeding arising pursuant to this Agreement or any exhibit hereto or in connection with the transactions contemplated herein or therein shall be in Bexar County, Texas. Each party agrees that any such action, suit or proceeding shall be brought before a state or federal court sitting in the City of San Antonio, Bexar County, Texas and waives any objection to venue in such court. Each party waives the right to demand a jury in any action, suit or proceeding arising pursuant to this Agreement or any exhibit hereto or in connection with the transactions contemplated herein or therein.


         IN WITNESS WHEREOF, the Company has executed and delivered this Note on __________ ___, 1999.


                                    VENUS EXPLORATION, INC.



                                    By:
                                          Eugene L. Ames, Jr.

                                    Title: Chairman & Chief Executive Officer

                    7% Convertible Subordinated Noteholders

Noteholder                    Principal Amount of Note
----------                    ------------------------
Betty Kelso                        $100,000
Robert A. Buschman                 $ 50,000
James Gorman                       $100,000
Tanager Investments LLC            $200,000
Michael Little                     $250,000
L. Lowry Mays                      $300,000